UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2007

HINES HORTICULTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24439	33-0803204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12621 Jeffrey Road, Irvine, California           92620
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (949) 559-4444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)  On September 19, 2007, the board of directors of Hines Horticulture, Inc. (“Hines”) appointed Ray E. Mabus and Hugh E. Sawyer as additional members of the board of directors, filling two existing vacancies.   Mr. Mabus will serve as the Chairman of the Nominations and Corporate Governance Committee and as a member of the Audit Committee and Compensation Committee.  Mr. Sawyer will serve as the Chairman of the Compensation Committee and as a member of the Audit Committee and Nominations and Corporate Governance Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2007	HINES HORTICULTURE, INC.

By: /s/ Claudia M. Pieropan
Claudia M. Pieropan
Chief Financial Officer, Secretary and Treasurer
(principal financial and accounting officer)